UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 26, 2004

COACHMEN INDUSTRIES, INC.

(Exact name of registrant as specified in its charter)
INDIANA	1-7160	35-1101097

(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

COACHMEN INDUSTRIES, INC.
2831 DEXTER DRIVE
ELKHART, INDIANA 46514

Address of principal executive offices

Registrant's telephone number, including area code:  (574) 262-0123

Not Applicable

(Former name or former address, if changed since last report)

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

             (c)   The following exhibits are furnished as a part of this Report:

                      99.1   Press Release dated April 26, 2004.

ITEM 9.  REGULATION FD DISCLOSURE

              See "Item 12. Results of Operation and Financial Condition" which is incorporated by reference in this Item 9.

ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

              On April 26, 2004, Coachmen Industries, Inc. issued the press release attached as Exhibit 99.1 to this Form 8-K and incorporated by reference herein. This press release announced the Company's operating results for the first quarter ended March 31, 2004.

             The information in this Form 8-K and the Exhibit attached hereto shall not be deemed filed for purposes of
Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COACHMEN INDUSTRIES, INC.
By:/s/ Richard M. Lavers Richard M. Lavers, Executive Vice President, General Counsel and Secretary

Date:  April 26, 2004

EXHIBIT LIST

EXHIBIT NUMBER	DESCRIPTION	SEQUENTIALLY NUMBERED PAGES
99.1	Press Release dated April 26, 2004	4

3